UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of earliest event reported): February 15, 2008
INCOME OPPORTUNITY REALTY INVESTORS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944

(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File No.)	Identification No.)

1755 Wittington Place, Suite 300
Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 469-522-4200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) Effective February 15, 2008, Steven A. Abney resigned and ceased to be the principal financial officer and the principal accounting officer of Income Opportunity Realty Investors, Inc. (the “Company” or “IOT” or the “Registrant”). Mr. Abney had no disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices. Mr. Abney, who was appointed Executive Vice President and Chief Financial Officer of the Registrant effective December 16, 2005 is departing as he has accepted employment with an unrelated entity.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: February 18, 2008	INCOME OPPORTUNITY REALTY INVESTORS, INC.

	By:	/s/ Louis J. Corna

Louis J. Corna, Vice President — General Counsel/
Tax Counsel and Secretary